                                                                         EX.99.9


                                                     FREE WRITING PROSPECTUS FOR
GRAPHIC OMITTED                                             OWNIT, SERIES 2006-1
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                               ABS NEW TRANSACTION
                             FREE WRITING PROSPECTUS

                          $[708,717,000] (APPROXIMATE)

                                      OWNIT

             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-1





               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER





                                JANUARY 10, 2006

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RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                          FREE WRITING PROSPECTUS FOR
GRAPHIC OMITTED                                  OWNIT, SERIES 2006-1
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                                IMPORTANT NOTICES
The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.



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RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.
                                                                              2

CREDIT SCORES-ARM

                             AGGREGATE    PERCENT  WEIGHTED  WEIGHTED AVERAGE   WEIGHTED   PERCENT    PERCENT
                  NUMBER OF  PRINCIPAL      OF     AVERAGE   AVERAGE  PRINCIPAL AVERAGE    FULL OR      IO
RANGE OF CREDIT   MORTGAGE    BALANCE     MORTGAGE COUPON    CREDIT   BALANCE   ORIGINAL  ALTERNATIVE
SCORES              LOANS   OUTSTANDING     POOL             SCORE   OUTSTANDING LTV         DOC

501 to 525            4      $1,143,018      0.18%   7.516%    520    $285,754     71.70%    51.59%   53.02%
526 to 550           12       2,867,666      0.45    7.350     544     238,972     72.59     91.75    50.49
551 to 575           74      15,947,347      2.48    7.648     566     215,505     73.95     90.09    54.61
576 to 600          127      24,989,055      3.89    7.341     590     196,764     77.56     96.05    64.36
601 to 625          324      71,968,810     11.20    6.717     613     222,126     78.08     96.32    74.61
626 to 650          493     115,303,716     17.94    6.451     640     233,882     78.08     93.89    81.35
651 to 675          498     124,204,987     19.33    6.421     662     249,408     78.54     82.93    82.55
676 to 700          432     110,818,916     17.25    6.374     687     256,525     78.95     71.07    83.32
701 to 725          277      81,646,270     12.71    6.291     711     294,752     78.84     63.16    87.62
726 to 750          165      46,416,092      7.22    6.391     737     281,310     79.53     63.10    88.85
751 to 775          108      29,299,741      4.56    6.250     760     271,294     78.89     62.44    79.86
776 to 800           52      16,512,229      2.57    6.248     785     317,543     78.74     59.81    85.25
801 to 825            6       1,438,630      0.22    6.313     807     239,772     77.84     88.89    79.16

TOTAL:            2,572    $642,556,477    100.00%   6.493%    671    $249,828     78.41%    79.56%   81.02%


The Credit Scores of the Adjustable Rate Mortgage Loans that were scored as of the Cut-off Date ranged from 503 to 821 and the weighted average Credit Score of the Adjustable Rate Mortgage Loans that were scored as of the Cut-off Date was approximately 671.



 CREDIT SCORES-FRM

                             AGGREGATE    PERCENT  WEIGHTED WEIGHTED AVERAGE   WEIGHTED   PERCENT    PERCENT
                  NUMBER OF  PRINCIPAL      OF     AVERAGE  AVERAGE  PRINCIPAL AVERAGE    FULL OR      IO
RANGE OF CREDIT   MORTGAGE    BALANCE    MORTGAGE  COUPON   CREDIT   BALANCE   ORIGINAL  ALTERNATIVE
SCORES              LOANS    OUTSTANDING   POOL             SCORE   OUTSTANDING LTV         DOC

501 to 525           1        $459,691      0.55%   7.990%    513    $459,691   56.10%   100.00%    0.00%
526 to 550          10       1,507,041      1.82    7.872     543     150,704   66.46    100.00    13.16
551 to 575          35       5,656,463      6.83    7.624     563     161,613   62.96     94.56    24.24
576 to 600          63       9,473,203     11.43    7.516     590     150,368   69.11    100.00    14.65
601 to 625         159      15,213,115     18.36    8.036     613      95,680   78.20     97.98    15.51
626 to 650          92      14,775,390     17.83    7.398     639     160,602   79.31     94.75    26.90
651 to 675         103      15,115,087     18.24    7.242     663     146,748   78.57     94.71    18.62
676 to 700          55       8,910,583     10.76    7.188     688     162,011   82.00     88.55    22.58
701 to 725          41       5,484,059      6.62    7.106     713     133,758   80.73     84.79    20.34
726 to 750          18       1,986,760      2.40    7.521     738     110,376   86.09     76.46     8.29
751 to 775          22       2,728,089      3.29    7.249     760     124,004   85.60     71.88    33.38
776 to 800           7       1,540,990      1.86    7.238     786     220,141   73.53     63.94     0.00

TOTAL:             606     $82,850,473    100.00%   7.481%    645    $136,717   76.97%    92.96%   19.69%


The Credit Scores of the Fixed Rate Mortgage Loans that were scored as of the Cut-off Date ranged from 513 to 795 and the weighted average Credit Score of the Fixed Rate Mortgage Loans that were scored as of the Cut-off Date was approximately 645.